N / E / W / S R / E / L / E / A / S / E

July 22, 2026

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, First Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES SECOND QUARTER 2026 RESULTS

First Merchants Corporation (NASDAQ - FRME) (the "Corporation" or "First Merchants")

Second Quarter 2026 Highlights:

•Net income available to common stockholders was $43.5 million, or $0.70 per diluted common share, compared to $27.7 million, or $0.45 per diluted common share, in the first quarter of 2026. On an adjusted basis1, net income totaled $46.4 million, or $0.74 per diluted common share, compared to $63.1 million, or $1.03 per diluted common share in the prior quarter.
•Adjusted pre-tax, pre-provision income1 of $84.6 million, compared to $78.7 million in the prior quarter and $70.7 million in the second quarter of 2025.
•Net interest margin on a fully taxable equivalent basis1 of 3.38%, up 3 basis points from the prior quarter and up 13 basis points from the second quarter of 2025.
•Loan growth of $221.7 million, or 5.8% annualized, on a linked quarter basis2.
•Sold $271.1 million of mortgage loans with a weighted average rate of 3.43% during the current quarter and deployed proceeds to fund loan growth and pay down high-cost funding. The loans had been moved to held-for-sale and marked to fair value in the first quarter.
•Deposit growth of $267.8 million, or 6.5% annualized, on a linked quarter basis.
•Robust capital position with Common Equity Tier 1 Capital Ratio of 11.16%.
•Repurchased 976,631 shares of common stock totaling $38.3 million year-to-date, including 336,145 shares totaling $13.4 million in the second quarter.
•Nonperforming assets to total assets were 56 basis points compared to 43 basis points on a linked quarter basis. Two commercial lending relationships with outstanding balances totaling $41.8 million were placed in nonaccrual status and associated reserves of $29.7 million were recorded.
•Adjusted efficiency ratio1 totaled 53.22% for the quarter.
•Successfully completed systems conversion of First Savings Financial Group, Inc. (“First Savings”) in mid-May.

"First Merchants continued to build momentum during the second quarter with expanding net interest margin, solid loan and deposit growth, and another quarter of strong commercial loan production," said Mark Hardwick, Chief Executive Officer. "While we identified two commercial lending relationships that were placed on nonaccrual, we acted promptly to recognize the associated reserves and believe our balance sheet remains well positioned. We successfully completed the integration of First Savings, further strengthening our statewide Indiana franchise and enhancing our ability to serve clients across Indiana, Ohio and Michigan. Our capital, liquidity and credit quality remain very strong and position us well to execute our long-term growth strategy and continue creating shareholder value."

Second Quarter Financial Results:

The Corporation reported second quarter 2026 net income available to common stockholders of $43.5 million compared to $56.4 million during the same period in 2025. Diluted earnings per common share for the period totaled $0.70 compared to $0.98 in the second quarter of 2025. Current quarter results included acquisition-related costs of $3.8 million that consist primarily of employee salaries, equipment, and professional fees. Excluding these non-core charges, adjusted earnings per common share1 for the second quarter of 2026 totaled $0.74 compared to $0.98 in the prior year period. Subsequent to quarter-end, based on additional information obtained regarding conditions that existed at June 30, 2026, two commercial lending relationships were placed on nonaccrual status and reserve levels were increased, resulting in elevated provision expense for the second quarter. The first was a $28.1 million participation in a shared national credit to a commercial authorized wireless retailer. The second was a credit to a commercial and residential roofing contractor with an outstanding balance of $13.7 million. Associated reserves for these credits totaled $29.7 million.

Total assets of the Corporation equaled $21.3 billion as of quarter-end and loans totaled $15.5 billion. Loans increased $2.2 billion during the last twelve months and $268.8 million on a linked quarter basis. During the second quarter, the Corporation completed the previously announced sale of $271.1 million of mortgage loans that had been transferred to held-for-sale during the first quarter. Additionally, mortgage loans totaling $47.1 million were returned to held-for-investment during the second quarter. Excluding loans acquired through First Savings and the impact of mortgage loan sale activity, the Corporation generated organic loan growth of $697.9 million, or 5.2% during the past twelve months. On a linked quarter basis, organic loan growth totaled $221.7 million, or 5.8% annualized.

Investment securities, totaling $3.3 billion, decreased $88.9 million, or 2.6% during the last twelve months and decreased $17.8 million, or 2.2% annualized on a linked quarter basis. Investment securities declined during the quarter due to principal paydowns and maturities, offset by an increase in the securities portfolio valuation.

Total deposits equaled $16.8 billion as of quarter-end and increased by $2.0 billion over the past twelve months. The acquisition of First Savings contributed $1.7 billion in deposits. Total deposits increased $267.8 million, or 6.5% annualized, on a linked quarter basis. The loan to deposit ratio of 92.7% at period end remained stable on a linked quarter basis.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $241.6 million as of quarter-end, or 1.56% of loans, an increase of $29.1 million from the prior quarter. Net charge-offs totaled $3.9 million and provision for credit losses of $33.0 million was recorded during the quarter. Reserves for unfunded commitments totaling $18.5 million remained unchanged from the previous quarter. Nonperforming assets to total assets were 0.56% for the second quarter of 2026, an increase of 13 basis points compared to 0.43% in the prior quarter. The increase in nonperforming assets and provision for credit losses reflects the impact of the two commercial lending relationships placed in nonaccrual status.

Net interest income, totaling $158.9 million for the quarter, increased $7.6 million, or 5.0%, compared to prior quarter and increased $25.9 million, or 19.5%, compared to the second quarter of 2025. Fully taxable equivalent net interest margin was 3.38%, an increase of three basis points compared to the prior quarter and an increase of 13 basis points compared to the second quarter of 2025.

Noninterest income totaled $37.2 million for the quarter, an increase of $31.3 million, compared to the prior quarter and an increase of $5.9 million compared to the second quarter of 2025. The linked quarter increase primarily reflects the negative valuation adjustment of $29.8 million recorded in the first quarter on mortgage loans sold in the second quarter. Also contributing to the increase were higher gains on sales of loans and derivative hedge fees.

Noninterest expense totaled $115.3 million for the quarter, a decrease of $9.8 million from the prior quarter and an increase of $21.7 million from the second quarter of 2025. Acquisition-related costs totaling $3.8 million were incurred during the quarter, including $1.4 million in professional and other outside services and $1.0 million in equipment costs. Acquisition-related costs recorded in the prior quarter totaled $17.0 million.

The Corporation’s total risk-based capital ratio equaled 12.98%, the common equity tier 1 capital ratio equaled 11.16%, and the tangible common equity ratio totaled 8.99%. These ratios continue to reflect the Corporation’s strong capital position.

1 See “Non-GAAP Financial Information” for reconciliation
2 Excludes $47.1 million of loans returned to held-for-investment from held-for-sale

CONFERENCE CALL

First Merchants Corporation will conduct an earnings conference call and webcast at 9:00 a.m. (ET) on Thursday, July 23, 2026.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register-conf.media-server.com/register/BIc1f6f98686534d529e7f3d66c4d50b16)

To view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/hqyvbr3q) during the time of the call. A replay of the webcast will be available until July 23, 2027.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This news release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected benefits of the merger between First Merchants and First Savings, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the merger, as well as other statements of expectations regarding the merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and First Savings will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit-worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large uninsured deposits), credit and interest rate risks associated with First Merchants’ business; the impacts of epidemics, pandemics or other infectious disease outbreaks; and other risks and factors identified in each of First Merchants’ filings with the SEC. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release. In addition, First Merchants’ past results of operations do not necessarily indicate their anticipated future results.

Non-GAAP Financial Measures

This news release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within this news release, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

* * * *

CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollars In Thousands, Except Per Share Amounts)	June 30,
	2026	2025
ASSETS
Cash and due from banks	$86,665	$81,567
Interest-bearing deposits	529,432	223,343
Investment securities available for sale	1,384,392	1,358,130
Investment securities held to maturity, net of allowance for credit losses of $245 in 2026 and 2025	1,907,684	2,022,826
Loans held for sale	77,880	28,783
Loans	15,530,737	13,296,759
Less: Allowance for credit losses - loans	(241,615)	(195,316)
Net loans	15,289,122	13,101,443
Premises and equipment	148,164	122,808
Federal Home Loan Bank stock	70,818	47,290
Interest receivable	101,927	93,258
Goodwill	788,186	712,002
Other intangibles	38,972	16,797
Cash surrender value of life insurance	373,242	305,695
Other real estate owned	1,562	177
Tax asset, deferred and receivable	113,975	97,749
Other assets	436,744	380,909
TOTAL ASSETS	$21,348,765	$18,592,777
LIABILITIES
Deposits:
Noninterest-bearing	$3,831,836	$2,197,416
Interest-bearing	12,921,545	12,600,162
Total Deposits	16,753,381	14,797,578
Borrowings:
Federal funds purchased	—	85,000
Securities sold under repurchase agreements	103,340	114,758
Federal Home Loan Bank advances	1,414,059	898,702
Subordinated debentures and other borrowings	86,350	62,617
Total Borrowings	1,603,749	1,161,077
Interest payable	17,491	16,174
Other liabilities	276,967	269,996
Total Liabilities	18,651,588	16,244,825
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000
Common Stock, $0.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 62,205,528 and 57,272,433 shares	7,776	7,159
Additional paid-in capital	1,358,975	1,163,170
Retained earnings	1,438,894	1,342,473
Accumulated other comprehensive loss	(133,593)	(189,975)
Total Stockholders' Equity	2,697,177	2,347,952
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$21,348,765	$18,592,777

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2026	2025	2026	2025
INTEREST INCOME
Loans:
Taxable	$226,531	$195,173	$440,158	$382,901
Tax-exempt	11,823	10,805	23,412	21,337
Investment securities:
Taxable	7,355	8,266	14,902	16,638
Tax-exempt	12,458	12,516	25,055	25,033
Deposits with financial institutions	1,147	1,892	2,391	4,264
Federal Home Loan Bank stock	1,525	1,083	3,490	2,080
Total Interest Income	260,839	229,735	509,408	452,253
INTEREST EXPENSE
Deposits	86,254	84,241	170,347	164,788
Federal funds purchased	717	965	1,307	1,777
Securities sold under repurchase agreements	419	663	751	1,405
Federal Home Loan Bank advances	13,190	9,714	24,238	19,078
Subordinated debentures and other borrowings	1,318	1,138	2,521	1,921
Total Interest Expense	101,898	96,721	199,164	188,969
NET INTEREST INCOME	158,941	133,014	310,244	263,284
Provision for credit losses	33,000	5,600	37,900	9,800
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	125,941	127,414	272,344	253,484
NONINTEREST INCOME
Service charges on deposit accounts	9,372	8,566	18,409	16,638
Fiduciary and wealth management fees	9,638	8,831	19,406	17,475
Card payment fees	5,505	4,932	10,780	9,458
Net gains and fees on sales of loans	7,742	5,849	14,253	10,871
Derivative hedge fees	1,117	831	1,681	1,235
Other customer fees	880	401	1,473	816
Earnings on bank-owned life insurance	2,325	1,913	5,771	4,092
Net realized losses on sales of available for sale securities	—	(1)	—	(8)
Net loss on mortgage loans reclassified to held for sale	—	—	(29,755)	—
Other income (loss)	577	(19)	967	774
Total Noninterest Income	37,156	31,303	42,985	61,351
NONINTEREST EXPENSE
Salaries and employee benefits	65,774	54,527	135,217	109,509
Net occupancy	8,227	6,845	16,528	14,061
Equipment	8,603	6,927	16,421	13,935
Marketing	2,370	1,997	3,971	3,350
Outside data processing fees	8,045	7,107	15,235	13,036
Printing and office supplies	491	272	868	619
Intangible asset amortization	2,706	1,505	5,008	3,031
FDIC assessments	4,390	3,552	8,283	7,200
Other real estate owned and foreclosure expenses	1,052	29	2,152	629
Professional and other outside services	4,979	3,741	19,572	7,002
Other expenses	8,710	7,096	17,237	14,128
Total Noninterest Expense	115,347	93,598	240,492	186,500
Income Before Income Taxes	47,750	65,119	74,837	128,335
Income tax expense	3,770	8,287	2,701	16,164
NET INCOME	43,980	56,832	72,136	112,171
Preferred stock dividends	469	469	938	938
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$43,511	$56,363	$71,198	$111,233
PER SHARE DATA:
Basic Net Income Available to Common Stockholders	$0.70	$0.98	$1.16	$1.93
Diluted Net Income Available to Common Stockholders	$0.70	$0.98	$1.15	$1.92
Cash Dividends Paid to Common Stockholders	$0.37	$0.36	$0.73	$0.71
Tangible Common Book Value Per Share[1]	$29.80	$27.90	$29.80	$27.90
Average Diluted Common Shares Outstanding (in thousands)	62,574	57,773	61,795	58,005

FINANCIAL HIGHLIGHTS
(Dollars In Thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
NET CHARGE-OFFS	$3,905	$2,315	$14,161	$7,241

AVERAGE BALANCES:
Assets	$21,253,171	$18,508,785	$20,832,683	$18,425,723
Loans	15,423,286	13,211,729	15,175,407	13,077,288
Earning Assets	19,583,204	17,158,984	19,215,138	17,060,278
Deposits	16,638,273	14,632,113	16,360,912	14,526,314
Stockholders' Equity	2,702,249	2,340,010	2,679,131	2,340,440

FINANCIAL RATIOS:
Return on Average Assets	0.83%	1.23%	0.69%	1.22%
Return on Average Stockholders' Equity	6.44	9.63	5.32	9.51
Return on Tangible Common Stockholders' Equity[1]	9.80	14.49	8.10	14.30
Average Earning Assets to Average Assets	92.14	92.71	92.24	92.59
Allowance for Credit Losses - Loans as % of Loans	1.56	1.47	1.56	1.47
Net Charge-offs as % of Average Loans (Annualized)	0.10	0.07	0.19	0.11
Average Stockholders' Equity to Average Assets	12.71	12.64	12.86	12.70
Fully Taxable Equivalent (FTE) Yield on Average Earning Assets	5.46	5.50	5.43	5.45
Interest Expense/Average Earning Assets	2.08	2.25	2.07	2.22
Net Interest Margin FTE[1]	3.38	3.25	3.36	3.23
Efficiency Ratio[1]	55.11	53.99	63.75	54.26

ASSET QUALITY
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Nonaccrual Loans	$118,203	$89,592	$71,773	$65,740	$67,358
Other Real Estate Owned and Repossessions	1,562	1,264	658	1,270	177
Nonperforming Assets (NPA)	119,765	90,856	72,431	67,010	67,535
Accruing Loans 90+ Days Delinquent	9,738	4,078	2,042	1,925	4,443
NPAs & 90+ Days Delinquent	$129,503	$94,934	$74,473	$68,935	$71,978

Allowance for Credit Losses - Loans	$241,615	$212,520	$195,597	$194,468	$195,316
Quarterly Net Charge-offs	3,905	10,256	6,021	5,148	2,315
NPAs / Assets %	0.56%	0.43%	0.38%	0.36%	0.36%
NPAs & 90 Day / Assets %	0.61%	0.45%	0.39%	0.37%	0.39%
NPAs / Loans and OREO %	0.77%	0.60%	0.52%	0.49%	0.51%
Allowance for Credit Losses - Loans as % of Loans	1.56%	1.39%	1.42%	1.43%	1.47%
Quarterly Net Charge-offs as % of Average Loans (Annualized)	0.10%	0.27%	0.18%	0.15%	0.07%

CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
ASSETS
Cash and due from banks	$86,665	$98,083	$84,158	$88,079	$81,567
Interest-bearing deposits	529,432	175,354	196,300	168,706	223,343
Investment securities available for sale	1,384,392	1,372,417	1,407,102	1,386,903	1,358,130
Investment securities held to maturity, net of allowance for credit losses	1,907,684	1,937,485	1,971,539	1,995,488	2,022,826
Loans held for sale	77,880	401,839	20,079	23,190	28,783
Loans	15,530,737	15,261,889	13,791,707	13,591,174	13,296,759
Less: Allowance for credit losses - loans	(241,615)	(212,520)	(195,597)	(194,468)	(195,316)
Net loans	15,289,122	15,049,369	13,596,110	13,396,706	13,101,443
Premises and equipment	148,164	146,013	121,058	121,771	122,808
Federal Home Loan Bank stock	70,818	70,835	47,245	47,264	47,290
Interest receivable	101,927	97,026	93,374	89,102	93,258
Goodwill	788,186	782,789	712,002	712,002	712,002
Other intangibles	38,972	41,678	13,800	15,298	16,797
Cash surrender value of life insurance	373,242	371,238	308,438	306,583	305,695
Other real estate owned	1,562	1,264	658	1,270	177
Tax asset, deferred and receivable	113,975	116,814	78,664	89,758	97,749
Other assets	436,744	410,317	374,574	369,509	380,909
TOTAL ASSETS	$21,348,765	$21,072,521	$19,025,101	$18,811,629	$18,592,777
LIABILITIES
Deposits:
Noninterest-bearing	$3,831,836	$3,748,279	$2,137,262	$2,100,570	$2,197,416
Interest-bearing	12,921,545	12,737,338	13,157,593	12,769,409	12,600,162
Total Deposits	16,753,381	16,485,617	15,294,855	14,869,979	14,797,578
Borrowings:
Federal funds purchased	—	170,000	40,000	199,370	85,000
Securities sold under repurchase agreements	103,340	89,458	103,755	122,226	114,758
Federal Home Loan Bank advances	1,414,059	1,299,192	798,549	798,626	898,702
Subordinated debentures and other borrowings	86,350	86,345	57,630	57,632	62,617
Total Borrowings	1,603,749	1,644,995	999,934	1,177,854	1,161,077
Interest payable	17,491	18,890	18,235	18,240	16,174
Other liabilities	276,967	250,454	245,410	333,154	269,996
Total Liabilities	18,651,588	18,399,956	16,558,434	16,399,227	16,244,825
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	25,000	25,000
Common Stock, $0.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,776	7,813	7,119	7,149	7,159
Additional paid-in capital	1,358,975	1,369,879	1,150,816	1,158,026	1,163,170
Retained earnings	1,438,894	1,418,609	1,413,742	1,377,966	1,342,473
Accumulated other comprehensive loss	(133,593)	(148,861)	(130,135)	(155,864)	(189,975)
Total Stockholders' Equity	2,697,177	2,672,565	2,466,667	2,412,402	2,347,952
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$21,348,765	$21,072,521	$19,025,101	$18,811,629	$18,592,777

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
INTEREST INCOME
Loans:
Taxable	$226,531	$213,627	$203,120	$200,406	$195,173
Tax-exempt	11,823	11,589	10,905	11,173	10,805
Investment securities:
Taxable	7,355	7,547	7,736	8,288	8,266
Tax-exempt	12,458	12,597	12,459	12,460	12,516
Deposits with financial institutions	1,147	1,244	2,187	1,676	1,892
Federal Home Loan Bank stock	1,525	1,965	1,037	1,092	1,083
Total Interest Income	260,839	248,569	237,444	235,095	229,735
INTEREST EXPENSE
Deposits	86,254	84,093	88,670	90,821	84,241
Federal funds purchased	717	590	218	224	965
Securities sold under repurchase agreements	419	332	405	654	663
Federal Home Loan Bank advances	13,190	11,048	8,047	8,638	9,714
Subordinated debentures and other borrowings	1,318	1,203	1,040	1,093	1,138
Total Interest Expense	101,898	97,266	98,380	101,430	96,721
NET INTEREST INCOME	158,941	151,303	139,064	133,665	133,014
Provision for credit losses	33,000	4,900	7,150	4,300	5,600
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	125,941	146,403	131,914	129,365	127,414
NONINTEREST INCOME
Service charges on deposit accounts	9,372	9,037	8,704	8,921	8,566
Fiduciary and wealth management fees	9,638	9,768	9,175	8,842	8,831
Card payment fees	5,505	5,275	5,325	5,007	4,932
Net gains and fees on sales of loans	7,742	6,511	5,421	4,983	5,849
Derivative hedge fees	1,117	564	1,053	1,097	831
Other customer fees	880	593	315	414	401
Earnings on bank-owned life insurance	2,325	3,446	1,854	1,667	1,913
Net realized losses on sales of available for sale securities	—	—	—	—	(1)
Net loss on mortgage loans reclassified to held for sale	—	(29,755)	—	—	—
Other income (loss)	577	390	1,259	1,546	(19)
Total Noninterest Income	37,156	5,829	33,106	32,477	31,303
NONINTEREST EXPENSE
Salaries and employee benefits	65,774	69,443	58,254	57,317	54,527
Net occupancy	8,227	8,301	7,283	7,057	6,845
Equipment	8,603	7,818	7,681	6,998	6,927
Marketing	2,370	1,601	2,324	2,120	1,997
Outside data processing fees	8,045	7,190	7,509	6,943	7,107
Printing and office supplies	491	377	450	311	272
Intangible asset amortization	2,706	2,302	1,498	1,499	1,505
FDIC assessments	4,390	3,893	2,684	3,526	3,552
Other real estate owned and foreclosure expenses	1,052	1,100	775	121	29
Professional and other outside services	4,979	14,593	3,774	3,718	3,741
Other expenses	8,710	8,527	7,290	6,951	7,096
Total Noninterest Expense	115,347	125,145	99,522	96,561	93,598
Income Before Income Taxes	47,750	27,087	65,498	65,281	65,119
Income tax expense (benefit)	3,770	(1,069)	8,433	8,516	8,287
NET INCOME	43,980	28,156	57,065	56,765	56,832
Preferred stock dividends	469	469	469	468	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$43,511	$27,687	$56,596	$56,297	$56,363
PER SHARE DATA:
Basic Net Income Available to Common Stockholders	$0.70	$0.46	$0.99	$0.98	$0.98
Diluted Net Income Available to Common Stockholders	$0.70	$0.45	$0.99	$0.98	$0.98
Cash Dividends Paid to Common Stockholders	$0.37	$0.36	$0.36	$0.36	$0.36
Tangible Common Book Value Per Share[1]	$29.80	$29.34	$30.18	$29.08	$27.90
Average Diluted Common Shares Outstanding (in thousands)	62,574	61,008	57,442	57,448	57,773
FINANCIAL RATIOS:
Return on Average Assets	0.83%	0.55%	1.20%	1.22%	1.23%
Return on Average Stockholders' Equity	6.44	4.17	9.23	9.51	9.63
Return on Tangible Common Stockholders' Equity[1]	9.80	6.39	13.57	14.21	14.49
Average Earning Assets to Average Assets	92.14	92.33	92.69	92.73	92.71
Allowance for Credit Losses - Loans as % of Total Loans	1.56	1.39	1.42	1.43	1.47
Net Charge-offs as % of Average Loans (Annualized)	0.10	0.27	0.18	0.15	0.07
Average Stockholders' Equity to Average Assets	12.71	13.01	12.88	12.71	12.64
Fully Taxable Equivalent (FTE) Yield on Average Earning Assets	5.46	5.41	5.52	5.58	5.50
Interest Expense/Average Earning Assets	2.08	2.06	2.23	2.34	2.25
Net Interest Margin FTE[1]	3.38	3.35	3.29	3.24	3.25
Efficiency Ratio[1]	55.11	74.45	54.52	55.09	53.99

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Commercial and industrial loans	$4,720,441	$4,611,596	$4,478,282	$4,604,895	$4,440,924
Agricultural land, production and other loans to farmers	323,348	310,788	283,125	275,817	265,172
Real estate loans:
Construction	874,419	899,895	804,775	789,021	836,033
Commercial real estate, non-owner occupied	3,271,620	3,192,337	2,338,666	2,304,889	2,171,092
Commercial real estate, owner occupied	1,368,627	1,334,959	1,237,100	1,232,117	1,226,797
Residential	2,361,480	2,273,860	2,420,310	2,412,783	2,397,094
Home equity	1,118,662	1,104,739	710,980	687,021	673,961
Individuals' loans for household and other personal expenditures	149,878	153,283	155,436	138,703	141,045
Public finance and other commercial loans	1,342,262	1,380,432	1,363,033	1,145,928	1,144,641
Loans	15,530,737	15,261,889	13,791,707	13,591,174	13,296,759
Allowance for credit losses - loans	(241,615)	(212,520)	(195,597)	(194,468)	(195,316)
NET LOANS	$15,289,122	$15,049,369	$13,596,110	$13,396,706	$13,101,443

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Demand deposits	$8,570,517	$8,009,548	$7,770,473	$7,645,698	$7,798,695
Savings deposits	6,043,560	6,204,526	5,481,785	5,164,707	4,984,659
Certificates and other time deposits of $100,000 or less	666,369	665,639	603,690	627,828	617,857
Certificates and other time deposits of $100,000 or more	1,054,075	1,012,922	915,293	910,337	891,139
Brokered certificates of deposits (1)	418,860	592,982	523,614	521,409	505,228
TOTAL DEPOSITS	$16,753,381	$16,485,617	$15,294,855	$14,869,979	$14,797,578

(1) Total brokered deposits of $1.3 billion, which includes brokered CD's of $418.9 million at June 30, 2026.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars In Thousands)
	Three Months Ended
	June 30, 2026			June 30, 2025
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$228,468	$1,147	2.01%	$252,613	$1,892	3.00%
Federal Home Loan Bank stock	70,826	1,525	8.61	46,598	1,083	9.30
Investment Securities: (1)
Taxable	1,457,179	7,355	2.02	1,605,718	8,266	2.06
Tax-exempt (2)	2,024,323	15,769	3.12	2,042,326	15,843	3.10
Total Investment Securities	3,481,502	23,124	2.66	3,648,044	24,109	2.64
Loans held for sale	379,122	4,541	4.79	25,411	389	6.12
Loans: (3)
Commercial	10,809,590	172,562	6.39	9,006,650	154,108	6.84
Real estate mortgage	2,133,638	26,859	5.04	2,200,521	25,062	4.56
HELOC and installment	1,281,529	22,569	7.04	834,901	15,614	7.48
Tax-exempt (2)	1,198,529	14,903	4.97	1,144,246	13,677	4.78
Total Loans, including loans held for sale	15,802,408	241,434	6.11	13,211,729	208,850	6.32
Total Earning Assets	19,583,204	267,230	5.46%	17,158,984	235,934	5.50%
Total Non-Earning Assets	1,669,967			1,349,801
TOTAL ASSETS	$21,253,171			$18,508,785
LIABILITIES
Interest-Bearing Deposits:
Interest-bearing deposits	$4,515,106	$31,239	2.77%	$5,545,158	$35,303	2.55%
Money market deposits	4,731,251	33,269	2.81	3,613,952	28,714	3.18
Savings deposits	1,424,566	2,279	0.64	1,282,951	2,513	0.78
Certificates and other time deposits	2,241,647	19,467	3.47	2,003,682	17,711	3.54
Total Interest-Bearing Deposits	12,912,570	86,254	2.67	12,445,743	84,241	2.71
Borrowings	1,640,431	15,644	3.81	1,250,519	12,480	3.99
Total Interest-Bearing Liabilities	14,553,001	101,898	2.80	13,696,262	96,721	2.82
Noninterest-bearing deposits	3,725,703			2,186,370
Other liabilities	272,218			286,143
Total Liabilities	18,550,922			16,168,775
STOCKHOLDERS' EQUITY	2,702,249			2,340,010
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$21,253,171			$18,508,785
Net Interest Income (FTE)		$165,332			$139,213
Net Interest Spread (FTE) (4)			2.66%			2.68%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.46%			5.50%
Interest Expense / Average Earning Assets			2.08%			2.25%
Net Interest Margin (FTE) (5)			3.38%			3.25%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2026 and 2025. These totals equal $6.4 million and $6.2 million for the three months ended June 30, 2026 and 2025, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars In Thousands)
	Six Months Ended
	June 30, 2026			June 30, 2025
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Federal Funds Sold
Interest-bearing deposits	$220,361	$2,391	2.17%	$273,200	$4,264	3.12%
Federal Home Loan Bank stock	66,795	3,490	10.45	45,296	2,080	9.18
Investment Securities: (1)
Taxable	1,483,615	14,902	2.01	1,620,005	16,638	2.05
Tax-exempt (2)	2,043,092	31,715	3.10	2,044,489	31,687	3.10
Total Investment Securities	3,526,707	46,617	2.64	3,664,494	48,325	2.64
Loans held for sale	225,868	5,968	5.28	23,190	708	6.11
Loans: (3)
Commercial	10,523,765	337,327	6.41	8,889,119	301,880	6.79
Real estate mortgage	2,250,726	54,774	4.87	2,195,988	49,508	4.51
HELOC and installment	1,203,122	42,089	7.00	831,904	30,805	7.41
Tax-exempt (2)	1,197,794	29,537	4.93	1,137,087	27,009	4.75
Total Loans, including loans held for sale	15,401,275	469,695	6.10	13,077,288	409,910	6.27
Total Earning Assets	19,215,138	522,193	5.43%	17,060,278	464,579	5.45%
Total Non-Earning Assets	1,617,545			1,365,445
TOTAL ASSETS	$20,832,683			$18,425,723
LIABILITIES
Interest-Bearing deposits:
Interest-bearing deposits	$4,970,120	$61,020	2.46%	$5,533,858	$69,909	2.53%
Money market deposits	4,649,219	65,317	2.81	3,526,461	54,666	3.10
Savings deposits	1,398,327	4,512	0.65	1,291,133	4,958	0.77
Certificates and other time deposits	2,242,527	39,498	3.52	1,975,923	35,255	3.57
Total Interest-Bearing Deposits	13,260,193	170,347	2.57	12,327,375	164,788	2.67
Borrowings	1,524,974	28,817	3.78	1,256,688	24,181	3.85
Total Interest-Bearing Liabilities	14,785,167	199,164	2.69	13,584,063	188,969	2.78
Noninterest-bearing deposits	3,100,719			2,198,939
Other liabilities	267,666			302,281
Total Liabilities	18,153,552			16,085,283
STOCKHOLDERS' EQUITY	2,679,131			2,340,440
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$20,832,683			$18,425,723
Net Interest Income (FTE)		$323,029			$275,610
Net Interest Spread (FTE) (4)			2.74%			2.67%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.43%			5.45%
Interest Expense / Average Earning Assets			2.07%			2.22%
Net Interest Margin (FTE) (5)			3.36%			3.23%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2026 and 2025. These totals equal $12.8 million and $12.3 million for the six months ended June 30, 2026 and 2025, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE (NON-GAAP)
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Net Income Available to Common Stockholders (GAAP)	$43,511	$27,687	$56,596	$56,297	$56,363	$71,198	$111,233
Adjustments:
Net realized losses on sales of available for sale securities	—	—	—	—	1	—	8
Net loss on mortgage loans reclassified to held for sale	—	29,755	—	—	—	29,755	—
Acquisition-related expenses	3,830	16,968	524	276	—	20,798	—
Non-core expenses (1)(2)	—	—	(743)	633	—	—	—
Tax on adjustments	(925)	(11,279)	53	(220)	—	(12,204)	(2)
Adjusted Net Income Available to Common Stockholders (non-GAAP)	$46,416	$63,131	$56,430	$56,986	$56,364	$109,547	$111,239

Average Diluted Common Shares Outstanding (in thousands)	62,574	61,008	57,442	57,448	57,773	61,795	58,005

Diluted Earnings Per Common Share (GAAP)	$0.70	$0.45	$0.99	$0.98	$0.98	$1.15	$1.92
Adjustments:
Net realized losses on sales of available for sale securities	—	—	—	—	—	—	—
Net loss on mortgage loans reclassified to held for sale	—	0.49	—	—	—	0.48	—
Acquisition-related expenses	0.06	0.28	—	—	—	0.34	—
Non-core expenses (1)(2)	—	—	(0.01)	0.01	—	—	—
Tax on adjustments	(0.02)	(0.19)	—	—	—	(0.20)	—
Adjusted Diluted Earnings Per Common Share (non-GAAP)	$0.74	$1.03	$0.98	$0.99	$0.98	$1.77	$1.92

(1) Non-core expenses in the Three Months Ended December 31, 2025 included a $0.7 million reduction in the FDIC special assessment
(2) Non-core expenses in the Three Months Ended September 30, 2025 included $0.6 million of severance costs

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS, AS ADJUSTED (NON-GAAP)
(Dollars In Thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Net Interest Income (GAAP)	$158,941	$151,303	$139,064	$133,665	$133,014	$310,244	$263,284
Noninterest Income (GAAP)	37,156	5,829	33,106	32,477	31,303	42,985	61,351
Total Revenue	196,097	157,132	172,170	166,142	164,317	353,229	324,635
Less: Noninterest Expense (GAAP)	(115,347)	(125,145)	(99,522)	(96,561)	(93,598)	(240,492)	(186,500)
Add: Net Realized Losses on Sales of Available for Sale Securities	—	—	—	—	1	—	8
Add: Net loss on mortgage loans reclassified to held for sale	—	29,755	—	—	—	29,755	—
Add: Acquisition-Related Expenses (non-GAAP)	3,830	16,968	524	276	—	20,798	—
Add: Non-core Expenses (1)(2) (non-GAAP)	—	—	(743)	633	—	—	—
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$84,580	$78,710	$72,429	$70,490	$70,720	$163,290	$138,143

Average Assets (GAAP)	$21,253,171	$20,407,523	$19,039,989	$18,637,581	$18,508,785	$20,832,683	$18,425,723
Average Equity (GAAP)	$2,702,249	$2,655,756	$2,452,005	$2,367,971	$2,340,010	$2,679,131	$2,340,440

PTPP/Average Assets (PTPP ROA)	1.59%	1.54%	1.52%	1.51%	1.53%	1.57%	1.50%
PTPP/Average Equity (PTPP ROE)	12.52%	11.86%	11.82%	11.91%	12.09%	12.19%	11.80%

(1) Non-core expenses in the Three Months Ended December 31, 2025 included a $0.7 million reduction in the FDIC special assessment
(2) Non-core expenses in the Three Months Ended September 30, 2025 included $0.6 million of severance costs

NET INTEREST MARGIN (FTE) (NON-GAAP)
(Dollars in Thousands)
	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Net Interest Income (GAAP)	$158,941	$151,303	$139,064	$133,665	$133,014	$310,244	$263,284
Fully Taxable Equivalent ("FTE") Adjustment	6,391	6,394	6,185	6,209	6,199	12,785	12,326
Net Interest Income (FTE) (Non-GAAP)	$165,332	$157,697	$145,249	$139,874	$139,213	$323,029	$275,610

Average Earning Assets (GAAP)	$19,583,204	$18,842,984	$17,648,233	$17,282,901	$17,158,984	$19,215,138	$17,060,278
Net Interest Margin (GAAP)	3.25%	3.21%	3.15%	3.09%	3.10%	3.23%	3.09%
FTE Adjustment	0.13%	0.14%	0.14%	0.15%	0.15%	0.13%	0.14%
Net Interest Margin (FTE) (Non-GAAP)	3.38%	3.35%	3.29%	3.24%	3.25%	3.36%	3.23%

RETURN ON TANGIBLE COMMON EQUITY (NON-GAAP)
(Dollars In Thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Total Average Stockholders' Equity (GAAP)	$2,702,249	$2,655,756	$2,452,005	$2,367,971	$2,340,010	$2,679,131	$2,340,440
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(813,608)	(784,490)	(723,466)	(724,619)	(725,813)	(799,129)	(726,362)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$1,863,516	$1,846,141	$1,703,414	$1,618,227	$1,589,072	$1,854,877	$1,588,953

Net Income Available to Common Stockholders (GAAP)	$43,511	$27,687	$56,596	$56,297	$56,363	$71,198	$111,233
Plus: Intangible Asset Amortization, Net of Tax	2,137	1,819	1,183	1,185	1,188	3,956	2,394
Tangible Net Income (Non-GAAP)	$45,648	$29,506	$57,779	$57,482	$57,551	$75,154	$113,627

Return on Tangible Common Equity (non-GAAP)	9.80%	6.39%	13.57%	14.21%	14.49%	8.10%	14.30%

EFFICIENCY RATIO (NON-GAAP)
(Dollars In Thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Noninterest Expense (GAAP)	$115,347	$125,145	$99,522	$96,561	$93,598	$240,492	$186,500
Less: Intangible Asset Amortization	(2,706)	(2,302)	(1,498)	(1,499)	(1,505)	(5,008)	(3,031)
Less: OREO and Foreclosure Expenses	(1,052)	(1,100)	(775)	(121)	(29)	(2,152)	(629)
Adjusted Noninterest Expense (non-GAAP)	$111,589	$121,743	$97,249	$94,941	$92,064	$233,332	$182,840

Net Interest Income (GAAP)	$158,941	$151,303	$139,064	$133,665	$133,014	$310,244	$263,284
Plus: Fully Taxable Equivalent Adjustment	6,391	6,394	6,185	6,209	6,199	12,785	12,326
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	$165,332	$157,697	$145,249	$139,874	$139,213	$323,029	$275,610

Noninterest Income (GAAP)	$37,156	$5,829	$33,106	$32,477	$31,303	$42,985	$61,351
Less: Investment Securities (Gains) Losses	—	—	—	—	1	—	8
Adjusted Noninterest Income (non-GAAP)	$37,156	$5,829	$33,106	$32,477	$31,304	$42,985	$61,359
Adjusted Revenue (non-GAAP)	$202,488	$163,526	$178,355	$172,351	$170,517	$366,014	$336,969
Efficiency Ratio (non-GAAP)	55.11%	74.45%	54.52%	55.09%	53.99%	63.75%	54.26%

Adjusted Noninterest Expense (non-GAAP)	$111,589	$121,743	$97,249	$94,941	$92,064	$233,332	$182,840
Less: Acquisition-related Expenses	(3,830)	(16,968)	(524)	(276)	—	(20,798)	—
Less: Non-core Expenses (1)(2)	—	—	743	(633)	—	—	—
Adjusted Noninterest Expense Excluding Non-core Expenses (non-GAAP)	$107,759	$104,775	$97,468	$94,032	$92,064	$212,534	$182,840

Adjusted Revenue (non-GAAP)	$202,488	$163,526	$178,355	$172,351	$170,517	$366,014	$336,969
Add: Net loss on mortgage loans reclassified to held for sale	—	29,755	—	—	—	29,755	—
Adjusted Revenue Excluding Net loss on mortgage loans reclassified to held for sale (non-GAAP)	$202,488	$193,281	$178,355	$172,351	$170,517	$395,769	$336,969
Adjusted Efficiency Ratio (non-GAAP)	53.22%	54.21%	54.65%	54.56%	53.99%	53.70%	54.26%

(1) Non-core expenses in the Three Months Ended December 31, 2025 included a $0.7 million reduction in the FDIC special assessment
(2) Non-core expenses in the Three Months Ended September 30, 2025 included $0.6 million of severance costs